SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 28, 2008
SYSCO CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-06544	74-1648137

(Commission File Number)	(IRS Employer Identification No.)
1390 Enclave Parkway, Houston, Texas 77077-2099
(Address of principal executive offices, including zip code)
(281) 584-1390
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On April 28, 2008, SYSCO Corporation (“SYSCO”) issued a press release announcing its results of operations and financial condition for the third quarter ended March 29, 2008 of the fiscal year ending June 28, 2008. SYSCO hereby incorporates by reference herein the information set forth in its press release dated April 28, 2008 (the “Press Release”), a copy of which is attached hereto as Exhibit 99.1.
     Except for the historical information contained in this report, the statements made by SYSCO are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. SYSCO’s future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. Forward-looking statements in the Press Release are subject to certain risks and uncertainties described in the Press Release. For further information on other risk factors, please refer to the “Risk Factors” contained in SYSCO’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007 as filed with the Securities and Exchange Commission.
     The information in this Current Report is being furnished, not filed, pursuant to Item 2.02 of Form 8-K. Accordingly, the information in Item 2.02 of this report, including the Press Release attached hereto as Exhibit 99.1, will not be incorporated by reference into any registration statement filed by SYSCO under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 28, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSCO CORPORATION
Date: April 28, 2008	By:	/s/ Michael C. Nichols
		Name:	Michael C. Nichols
		Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 28, 2008

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